EXHIBIT 10.1

Certain identified information has been excluded from the exhibit because such information both (i) is not material and (ii) would be competitively harmful if publicly disclosed.
AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT
AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of September 3, 2021, by and among LAS VEGAS SANDS CORP., a Nevada corporation (the “Borrower”), THE BANK OF NOVA SCOTIA, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”) and the Lenders (as defined in the Existing Credit Agreement referred to below) listed on the signature pages hereof.
W I T N E S S E T H:
WHEREAS, the Borrower and the Administrative Agent are party to that certain Revolving Credit Agreement, dated as of August 9, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders from time to time party thereto;
WHEREAS, the Borrower has requested that the Requisite Lenders agree to certain amendments and provide certain waivers and consents to the Existing Credit Agreement; and
WHEREAS, pursuant to Section 9.5(a) of the Existing Credit Agreement, the Borrower and the Lenders party hereto, constituting the Requisite Lenders, wish to amend the Existing Credit Agreement and provide the specified waiver and consent on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
SECTION 2. Amendments. Effective as of the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a) The definition of “Amendment Period” is hereby amended and restated in its entirety as follows:
“Amendment Period” means the period commencing on the Amendment No. 1 Effective Date and ending on and including December 31, 2022.
(b) The definition of “Liquidity Testing Period” is hereby amended and restated in its entirety as follows:
“Liquidity Testing Period” means the period commencing on October 31, 2020, through and including December 31, 2022.
(c) Section 6.4(b) is hereby amended and restated in its entirety as follows:

“Minimum Liquidity. The Borrower shall not permit Liquidity as of any Liquidity Testing Date to be less than $700,000,000.”
SECTION 3. Conditions to Amendment Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Amendment No. 2 Effective Date”):
(a) (i) the Borrower shall have executed and delivered a counterpart of this Amendment to the Administrative Agent and (ii) the Requisite Lenders shall have executed and delivered counterparts of this Amendment to the Administrative Agent;
(b) the representations and warranties of the Borrower contained in Section 4 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date (in which event such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);
(c) no Event of Default shall have occurred and be continuing after giving effect to this Amendment;
(d) the Borrower shall have paid all reasonable out-of-pocket and documented costs and expenses of the Administrative Agent in connection with the execution and delivery of this Amendment pursuant to the terms of the Amended Credit Agreement (including the reasonable legal fees and expenses of Davis Polk & Wardwell LLP, counsel to the Administrative Agent); provided, that an invoice with reasonable detail for all such costs and expenses shall be received by the Borrower at least two (2) Business Days prior to the Amendment No. 2 Effective Date;
(e) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower, dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent, certifying that, as of the date hereof, the conditions set forth in clauses (b) and (c) of this Section 3 are satisfied; and
(f) the Borrower shall have paid to the Administrative Agent for the account of each Lender that has delivered a counterpart signature page to this Amendment by 5:00 p.m. New York City time on September 2, 2021, a non-refundable structuring fee equal to the product of [***]% and the amount of such Lender’s Revolving Commitment immediately prior to the effectiveness of this Amendment.
SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender party hereto, on and as of the Amendment No. 2 Effective Date, that:
(a) the representations and warranties of the Borrower set forth in Section 4 of the Existing Credit Agreement (other than Section 4.6, Section 4.8 and Section 4.15) are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

(b) this Amendment has been duly authorized, executed and delivered by the Borrower and this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and
(c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Amended Credit Agreement have been duly authorized by all necessary action and do not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to the Borrower, (ii) any Organizational Documents of the Borrower, or (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation or (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower, except for any such violations, conflicts, breaches, defaults, approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
SECTION 5. Limited Waiver and Consent.
(a) Subject to the satisfaction (or waiver) of the Waiver and Consent Conditions (as defined below), the Administrative Agent and the Requisite Lenders hereby (x) consent to the consummation of the transactions pursuant to (i) the Purchase and Sale Agreement, dated as of March 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Venetian Purchase Agreement”), by and among Pioneer OpCo, LLC, a Nevada limited liability company, and VICI Properties L.P., a Delaware limited partnership (“VICI”), as purchasers, and the Borrower, as seller, including, without limitation the sale of the Venetian Facility pursuant to the Venetian Purchase Agreement (the “Venetian Sale”) and (ii) the Purchase and Sale Agreement, dated as of March 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Real Estate Purchase Agreement” and, together with the Venetian Purchase Agreement, the “Purchase Agreements”), by and between VICI, as purchaser, and the Borrower, as seller, and (y) agree to waive any restrictions in the Existing Credit Agreement, including, without limitation, those set forth in Section 6.3 and Section 6.5, with respect to the Venetian Sale and the other transactions contemplated by the Purchase Agreements. Each party hereto hereby acknowledges that the waiver and consent contained in this Section 5 does not constitute and is not to be deemed a consent to any other actions or a waiver of any other right, power, or privilege under the Existing Credit Agreement or any other Credit Document and the waiver provided hereby shall not imply that any future waiver will be granted.
(b) As used herein, “Waiver and Consent Conditions” means (i) the consummation of the Venetian Sale and (ii) on or prior to the consummation of the Venetian Sale, payment to the Administrative Agent by the Borrower for the account of each Lender party to this Amendment, a non-refundable fee equal to the product of [***]% and the amount of such Lender’s Revolving Commitment immediately prior to the effectiveness of this Amendment.
SECTION 6. Effects on the Credit Agreement.
(a) On and after the Amendment No. 2 Effective Date, each reference in the Amended Credit Agreement or any Credit Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,”

“hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
(b) Except as specifically amended or otherwise modified hereby, all Credit Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Swingline Lender, the Administrative Agent, the Borrower or any other Credit Party under any Credit Document.
(d) This Amendment shall constitute a Credit Document for all purposes of the Amended Credit Agreement and the other Credit Documents.
SECTION 7. Miscellaneous.
(a) Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their successors and assigns (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 9.6 of the Amended Credit Agreement).
(b) Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).
(c) SUBMISSION TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PERSON AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.1 OF THE AMENDED CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PERSON IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH PERSON IN THE COURTS OF ANY OTHER JURISDICTION.
(d) WAIVER OF RIGHT TO JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, ON BEHALF OF ITSELF AND ITS AFFILIATES, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE

SUBJECT MATTER OF THIS AMENDMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AMENDMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.
(e) Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent. The term “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
(f) Captions. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
(g) Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

LAS VEGAS SANDS CORP., as the Borrower
By:	/S/ RANDY HYZAK
Name: Randy Hyzak Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2 to Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, as Administrative Agent and Lender
By:	/S/ AJIT GOSWAMI
Name: Ajit Goswami Title: Managing Director & Industry Head

[Signature Page to Amendment No. 2 to Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender
By:	/S/ MARIE F. HARRISON
Name: Marie F. Harrison Title: Director

[Signature Page to Amendment No. 2 to Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender
By:	/S/ CRAIG J. MALLOY
Name: Craig J. Malloy Title: Director

[Signature Page to Amendment No. 2 to Revolving Credit Agreement]

Goldman Sachs Bank USA, as a Lender
By:	/S/ DAN MARTIS
Name: Dan Martis Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Revolving Credit Agreement]

BNP Paribas, as a Lender
By:	/S/ JAMES GOODALL
Name: James Goodall Title: Managing Director

By:	/S/ KYLE FITZPATRICK
Name: Kyle Fitzpatrick Title: Vice President

[Signature Page to Amendment No. 2 to Revolving Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:	/S/ KNIGHT D. KIEFFER
Name: Knight D. Kieffer Title: Managing Director

[Signature Page to Amendment No. 2 to Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/S/ JANE PEDREIRA
Name: Jane Pedreira Title: Director

[Signature Page to Amendment No. 2 to Revolving Credit Agreement]